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                                                                   Exhibit 10.15

                                 LOAN AGREEMENT

     THIS AGREEMENT dated as of 31 December 2002 between IVANHOE ENERGY INC., a Yukon corporation (the "Borrower"), and IVANHOE CAPITAL FINANCE LIMITED, a Hong Kong company having an office address as set forth in Section 9(b) (the "Lender")

                               W I T N E S S E T H
                               - - - - - - - - - -

     WHEREAS the Lender wishes to advance a loan to the Borrower, and the Borrower wishes to obtain a loan from the Lender,

     NOW THEREFORE the Borrower and the Lender hereby agree as follows:

                                    SECTION 1
                                   DEFINITIONS

     As used herein, the following terms shall have the meanings set forth below:

     "Applicable Rate" shall mean the prime lending rate established from time to time by the Bank of Montreal for U.S. dollar-denominated loans to commercial customers in the United States (which rate need not be the lowest rate charged by such institution) plus three percent (3%) per annum.

     "Business Day" shall mean each day other than a Saturday, a Sunday or any other day on which banking institutions in the City of Hong Kong is authorized or obligated by law or executive order to be closed.

     "Equity Financing" means any sale by the Borrower or any of its subsidiaries, including Sunwing Holding Corporation and Sunwing Energy Ltd., of its shares or of securities convertible into, exchangeable for or exercisable to acquire its shares from which the Borrower or its subsidiary realizes net cash proceeds equal to or greater than the Indebtedness outstanding hereunder as of the date of the closing of such sale.

     "Event of Default" shall mean: (a) failure of the Borrower to make any principal or interest payment when due; (b) the breach of any covenant contained herein and, if such breach is curable, the expiration of a 30-day period following such breach during which the same is not cured; (c) the discovery that any representation or warranty contained herein was, when made, false and if such misrepresentation or breach of warranty is curable, the expiration of the 30 day period following such discovery during which the same is not cured; (d) the commencement by the Borrower of a voluntary case under Title 11 of the United States Code as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code") or the commencement by any person or entity of an involuntary case under the Bankruptcy Code against the Borrower that is not dismissed within sixty (60) days after commencement thereof, or a receiver or custodian (as defined in the Bankruptcy Code) is appointed for or takes charge of all or substantially all of the property of the Borrower, or the Borrower commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Borrower, or the Borrower is adjudicated insolvent


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or bankrupt, or any order or relief or other order approving any such case or proceeding is entered, or the Borrower makes a general assignment for the benefit of creditors, or any corporate action is taken by the borrower for the purpose of effecting any of the foregoing, or (e) an event of default under any Security Document.

     "Fee" means 2% of the Loan payable by the Borrower to the Lender on the Maturity Date.

     "Indebtedness" shall mean at the time of determination all principal, accrued interest, Fee and the amounts arising hereunder and under the Note.

     "Interest Payment Date" shall mean semi-annually from the date of this Agreement during the Term, except if such day is not a Business Day then the Interest Payment Date shall be the next succeeding Business Day.

     "Maturity Date" shall mean the earliest to occur of the following dates:
(a) the closing date of an Equity Financing, (b) December 31, 2005 or (c) that date which is 90 days after the date of demand in writing by the Lender.

     "Maximum Amount" shall have the meaning set forth in Section 2 hereof.

     "Principal Balance" shall mean the outstanding principal amount hereunder, as increased or reduced from time to time in accordance herewith.

     "Security Documents" means collectively any security agreement, hypothec, deeds of trust, indenture, guarantee of one or more third parties or other similar agreements or instruments that may be executed and delivered by or in favor of the Borrower to secure the Borrower's performance of its obligations hereunder and under the Note.

     "Term" shall mean a period from the date hereof until all amounts due to the Lender hereunder have been paid in full.

                                    SECTION 2
                                   COMMITMENT

     Subject to and upon the terms and conditions herein set forth, the Lender hereby advances Five Hundred Thousand U.S. Dollars ($500,000.00) to the Borrower (the "Loan").

                                    SECTION 3
                                      NOTE

     The Borrower's obligation to pay the Principal Balance of, and interest on, the Loan shall be evidenced by a note in the form attached hereto as Schedule A (the "Note").

                                    SECTION 4
                             REPAYMENTS OF PRINCIPAL

     (a) The Borrower shall have the right, at its option, to prepay all or a portion of the Principal Amount, Fee and accrued and unpaid interest without bonus or penalty prior to the

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Maturity Date, in the manner provided for in this Section 4.

    (b) Notice of prepayment shall be given to the Lender not less than 10 days prior to the date fixed for prepayment in the manner provided in Section 10. Every such notice shall specify the sum to be prepaid, the date fixed for prepayment and the places of payment and shall state that interest upon the sum to be prepaid shall cease to be payable from and after the prepayment date and that the right to convert the Principal Amount and interest will terminate and expire at the close of business on the business day immediately preceding the date the Principal Amount and all accrued and unpaid interest is paid in full.

                                    SECTION 5
                                    INTEREST

     The unpaid principal amount of Loan shall bear interest from and including the date hereof (but excluding the date of any repayment thereof) at the Applicable Rate; provided, however that from and including the date an Event of Default occurs the unpaid principal amount of the Loan shall bear interest at the Applicable Rate plus three percent (3%). On each Interest Payment Date and on the date, if any, of any optional prepayment of all or any portion of the then outstanding principal and on the Maturity Date, Borrower shall pay the interest that has accrued and remains unpaid to (but excluding) such date. The amounts received with respect to all such prepayments of principal and interest shall first be applied by the Lender to accrued and unpaid interest, and the balance to the principal balance.

                                    SECTION 6
                              CONDITIONS PRECEDENT
                               TO FUTURE BORROWING

     The obligations of the Lender to make any advance comprising the Loan is subject to the following conditions being satisfied:

     (a) All the Borrower's representations and warranties contained herein shall be true and all covenants of the Borrower contained herein shall have been satisfied, in each case in all material respects.

     (b) No Event of Default shall have occurred and be continuing.

     (c) There shall have occurred no material adverse change in the financial condition of the Borrower since the date hereof.




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                                    SECTION 7
                           REPRESENTATIONS, WARRANTIES
                                  AND COVENANTS

     (a) If the Borrower is not a natural person, (a) the Borrower has been duly organized and is validly existing in good standing under the laws of its jurisdiction of its organization, (b) the Borrower has the requisite power and authority to enter into and perform this Agreement and the Note, (c) the execution, delivery and performance of the Agreement and the Note have been duly authorized by all requisite action by the Borrower and (d) the execution, delivery and performance of this Agreement and the Note by the Borrower do not conflict with or result in a violation of the Borrower's articles, or by-laws or any other organizational document or document or agreement governing the activities of the Borrower. This Agreement and the Note have been duly executed and delivered by the Borrower and are legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms. The Borrower is not a party to any agreement, instrument, order, writ, judgment or decree, and the assets and/or properties of the Borrower are not subject to any of the foregoing, with respect to which the entering into of this Agreement and the Note, and the Borrower's borrowing hereunder, constitutes a violation or default. No approval, authorization or other action by, or filing with, any governmental authority is required in connection with the execution, delivery or performance of this Agreement or the Note.

     (b) The Borrower shall furnish to the Lender, immediately upon becoming aware of the existence of any condition or event which constitutes, or with the passage of time would constitute, an Event of Default, written notice specifying the nature and period of existence thereof and the action which the Borrower is taking or proposes to take with respect thereto.

     (c) Upon reasonable prior notice to the Borrower, the Lender may visit and inspect the properties of the Borrower and examine its books of account and records. In addition, the Lender may discuss with the Borrower and its independent auditors such matters as may be desirable. The Lender shall exercise such rights at such reasonable times as the Lender may desire.

     (d) The Borrower shall deliver or cause to be delivered to the Lender as soon as available after the close of each fiscal year the balance sheet of the Borrower as of the end of such fiscal year and all related financial statements of Borrower. Such delivery shall constitute Borrower's certification that such financial statements present fairly the financial position of the Borrower.

     (e) If the Borrower is a legal entity, the Borrower shall not merge or consolidate with or into, or sell substantially all its assets to, any other person without the prior written consent of the Lender except that the Borrower may merge into (i) any directly and wholly owned subsidiary of the Borrower or
(ii) its sole equityholder (if applicable) without such Lender's consent.


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                                    SECTION 8
                                EVENTS OF DEFAULT

     (a) In addition to the other rights and remedies contained herein, upon the occurrence and during the continuance of an Event of Default, then the Lender may by notice given in accordance herewith to the Borrower, take any or all of the following actions at the same or different times: (i) terminate forthwith any of Lender's future obligations hereunder, and (ii) declare the Note and any amounts then owing to the Lender on account thereof to be forthwith due and payable, whereupon the principal of the Note, together with accrued interest and fees thereon and other liabilities of the Borrower accrued hereunder, shall become forthwith due and payable both as to principal and interest, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Borrower, anything contained herein or in the Note to the contrary notwithstanding.

     (b) The rights and remedies of the Lender are cumulative and are in addition to and not in substitution for any rights or remedies provided by law; any single partial exercise by the Lender of any right or remedy for a default or a breach of any term, covenant, condition or agreement contained herein or in the Note, shall not be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which the may be lawfully entitled for the same default or breach.

     (c) The taking of a judgment or judgments or any other action or dealing whatsoever by the Lender will not operate as a merger of any of the obligations owing to the Lender or in any suspended payment or affect or prejudice the rights, remedies and powers, legal or equitable, which the Lender may have in connection with such obligations.

                                    SECTION 9
                                  MISCELLANEOUS

     (a) All payments of principal and interest pursuant to this Agreement shall be made in money of the United States of America that at the time of payment is legal tender for the payment of public and private debts by certified check or by transfer of immediately available funds into an account of the Lender designated by the Lender in writing to the Borrower at least two Business Days before the Borrower makes such payment.

     (b) All notices and other communications given or made in connection herewith shall be in writing and shall be deemed to have been duly given or made as of the date delivered by mail, private overnight or other delivery service or fax to the following addresses:

         If to the Lender:
                                    13/F, Gloucester Tower, The Landmark,
                                    11 Pedder Street, Central Hong Kong
                                    Facsimile: 852 2838 0211



         If to the Borrower:        Suite 654-999 Canada Place
                                    Vancouver, British Columbia
                                    Canada V6C 3E1
                                    Facsimile: 604 682-2060

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     (c) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The word "dollar" or the symbol "$" shall be deemed to mean United States Dollars. The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The non-exercise by the Lender of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in any subsequent instance.

     (d) This Agreement shall be governed by and construed in accordance with the laws of Hong Kong without giving effect to the choice of laws provisions thereof.

     (e) This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

     (f) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. The Lender may assign any of the benefits under this Agreement hereunder without the consent of the other party. The Borrower may not assign any interest herein without the consent of the Lender.

     (g) This Agreement represents the entire agreement and understanding of the parties with respect to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date first written above.

                              BORROWER:
                              IVANHOE ENERGY INC.



                              By:_________________________________
                              Name:
                              Title:

                              LENDER:
                              IVANHOE CAPITAL FINANCE LIMITED


                              By:_________________________________
                              Name:
                              Title:



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                                   SCHEDULE A


                                      NOTE

$500,000.00                                                   December 31, 2002
                                                                    (Date)

     FOR VALUE RECEIVED, IVANHOE ENERGY INC., a Yukon corporation (hereinafter called the "Borrower") unconditionally promises to pay to the order of IVANHOE CAPITAL FINANCE LIMITED (hereinafter called the "Lender"), on or before the Maturity Date (as defined in the Loan Agreement described below) at the Lender's principal office or such other address as may be designated from time to time by Lender, the sum of Five Hundred Thousand Dollars, the Fee and to pay interest on such unpaid principal amount, the payment of such principal and interest to be in accordance with the Loan Agreement. All such principal and interest shall be payable in immediately available funds in lawful currency of the United States of America.

     Unless otherwise required by the Loan Agreement, in the event that any date for payment of interest or principal hereunder is not a Business Day, such payment shall be due on the next succeeding day which is a Business Day and interest shall accrue for such extension of time.

     This Note is the Note referred to in, and is entitled to the benefits of, the Loan Agreement of even date herewith (herein called the "Loan Agreement") between the Borrower and the Lender, which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events.

     No course of dealing between the Borrower and the holder hereof or any delay on the part of the holder hereof in exercising any rights hereunder shall operate as a waiver of any rights of any holder hereof. Capitalized terms used and not defined herein shall have the meanings given to them in the Loan Agreement. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind any successor and assigns, whether permitted or not and whether so expressed or not. This Note shall be construed in accordance with and governed by the laws of Hong Kong.

                              BORROWER:
                              IVANHOE ENERGY INC.



                              By:  ______________________________
                              Name:
                              Title: